THE CNL FUNDS

                       SUPPLEMENT DATED DECEMBER 29, 2008

This Supplement updates certain information contained in the currently effective Class A and Class C Shares Prospectus of The CNL Funds (the "Trust"), as supplemented, dated April 29, 2008. You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-888-890-8934 or via the Internet at WWW.THECNLFUNDS.COM.

On December 17, 2008, the Trust's Board of Trustees (the "Board") approved the following related to Class C shares of the CNL Global Real Estate Fund (the "Fund"):

CLOSURE OF CLASS C SHARES

Effective as of December 30, 2008, the Fund no longer accepts investments in Class C shares.

RECLASSIFICATION OF CLASS C SHARES

The Board approved a plan to reclassify Class C shares of the Fund as Class A shares of the Fund (the "Reclassification"), effective December 30, 2008 (the "Effective Date"). As a result of the Reclassification, each outstanding Class C share will be automatically reclassified as Class A shares of the Fund, with an aggregate net asset value equal to the aggregate net asset value of the Class C shares so exchanged. Any applicable short term redemption/exchange fees or contingent deferred sales charge attributable to Class C shares or sales charge attributable to Class A shares will be waived for shares exchanged or acquired in connection with the Reclassification. Although each Fund's Class A shares are generally sold with an initial sales charge, holders of Class C shares that are converted into Class A shares will be permitted to purchase additional Class A shares of such Fund without an initial sales charge. It is anticipated that the Reclassification will be tax-free for federal income tax purposes.

Class C shareholders should consult their personal tax adviser concerning their particular tax situation. Shareholders may obtain additional information by calling their broker-dealer or financial institution, or by contacting The CNL Funds at 1-888-890-8934.

WAIVER OF INITIAL SALES CHARGE - CLASS A SHARES

The information under the "Choosing a Share Class - Elimination of Initial Sales Charge - Class A Shares" section of the prospectus is hereby amended by adding the following information at the end of that section:

         ">  Any  person  who  has  received  Class  A  shares   pursuant  to  a
reclassification of Class C shares of the Fund into Class A shares pursuant to a plan of reclassification approved by the Board of Trustees of the Trust."


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                                  THE CNL FUNDS

                       SUPPLEMENT DATED DECEMBER 29, 2008

This Supplement updates certain information contained in the currently effective Statement of Additional Information of The CNL Funds (the "Trust"), as
supplemented, dated April 29, 2008. You should retain the Statement of Additional Information and any supplements for future reference. You may obtain an additional copy of the Statement of Additional Information, as supplemented, free of charge, by calling 1-888-890-8934 or via the Internet at WWW.THECNLFUNDS.COM.

CLOSURE OF CLASS C SHARES

Effective as of December 30, 2008, the Fund no longer accepts investments in Class C shares.